                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  December 11, 2002


                         The Elder-Beerman Stores Corp.
               (Exact Name of Registrant as Specified in Charter)



              Ohio                        0-02788              31-0271980
(State or Other Jurisdiction            (Commission           (IRS Employer
      of Incorporation)                 File Number)       Identification No.)

3155 El-Bee Road, Dayton, Ohio                                      45439
(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code:  (937) 296-2700


                 -------------------------------------------------------------
                 (Former Name or Former Address, if Changed Since Last Report)

ITEM 9.  REGULATION FD DISCLOSURE

          On December 11, 2002, in connection with the filing of the Quarterly Report on Form 10-Q of The Elder-Beerman Stores Corp. (the "Company") for the period ended November 2, 2002 (the "Report"), the Chief Executive Officer and the Chief Financial Officer of the Company each certified, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to such officer's knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                            THE ELDER-BEERMAN STORES CORP.


                            By:        /s/ Byron L. Bergren
                                  ------------------------------------------
                                  Name:  Byron L. Bergren
                                  Title:  President and Chief Executive Officer


Date:  December 11, 2002